One World. One KEMET

Electronic Components

KEMET

CHARGED.®

Deutsche Bank

Annual Leverage Financial Conference
September 30, 2014

Cautionary Statement

Electronic Components
KEMET
CHARGED.

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.

Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) continued net losses could impact our ability to realize current operating plans and could materially adversely affect our liquidity and our ability to continue to operate; (iii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iv) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased materials; (v) changes in the competitive environment; (vi) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vii) economic, political, or regulatory changes in the countries in which we operate; (viii) difficulties, delays or unexpected costs in completing the restructuring plan; (ix) equity method investments expose us to a variety of risks; (x) acquisitions and other strategic transactions expose us to a variety of risks; (xi) inability to attract, train and retain effective employees and management; (xii) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xiii) exposure to claims alleging product defects; (xiv) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that limit our flexibility in operating our business; and (xx) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

Company Overview

Electronic Components KEMET CHARGED.

- Global manufacturer of tantalum, multilayer ceramic, solid and electrolytic, aluminum and film and paper capacitors
- KEMET shipped ~35 billion capacitors in FYE March 31, 2014
- 21 manufacturing plants located in North America, Europe and Asia
- 9,650 employees worldwide (June 30, 2014)
  - USA 580 Mexico 5,480
  - Asia 2,110 Europe 1,480
- Recognized as the "Easy to buy from Company"
- LTM 6/30/14 Revenues and EBITDA of $844 million and $82 million, respectively




Carson City, NV
Chicago
Knoxville
Simpsonville
Ciudad Victoria, Monterrey & Matamoros, Mexico
Granna & Farjestaden, Sweden
Suomussalmi, Finland
Weymouth, UK
Landsberg, Germany
Evora, Portugal
Skopje, Macedonia
Kyustendil, Bulgaria
Pontecchio, Italy
Suzhou, China (3)
Anting-Shanghai, China
Batam, Indonesia

Capacitors: Overview

Electronic Components
KEMET
CHARGED.

- Essential passive electronic components that store, filter, and regulate electrical energy
- Required in anything that has an electric current (from iPhones to giant windmills)
- Several types of technologies by segments include:
  - Tantalum, Ceramic, Aluminum, and Film & Paper
- May be numerous in some devices (e.g., 3,000+ in some flat panel TVs, 700+ in some smartphones)
- Come in various shapes and sizes with a myriad of technical specifications
- Demand reflects general demand for electrical products driven by:
  - Development of new products and applications (computers, tablets, and respective components)
  - Increasing electrical component usage in essential products (appliances, automobiles, etc) increases demand












Product Overview

Electronic Components KEMET CHARGED.

	Solid Capacitor Business Group Tantalum & Ceramics Product Lines	Film & Electrolytic Business Group
Market Segment / Selected Application Detail	• Computer – Microprocessor Decoupling • Telecommunications – Transceiver Cards • Mobile Phones – Audio & Battery Backup • Gaming – Processor Decoupling • LCD TV – Video Converter • Automotive – Engine Control/Safety • Military/Aerospace – Avionics/Comm.	• Industrial – Motor Start & Drives • Automotive – HID Lighting/Engine Ctrl • Renewable Energy – Power Inverters • Industrial – Power Factor Correction • Consumer/Industrial – Power Supplies
Market Demand	• Tantalum capacitors offer high reliability and high capacitance per volume. This makes them indispensable in space constrained applications such as tablets / laptops and high reliability applications such as defense, aerospace, automotive, medical and telecommunications infrastructure. • Ceramic capacitors are ubiquitous in electronic devices. Generally they are used when smaller capacitance and smaller sizes are needed. KEMET"s focus is ceramic applications in defense, aerospace automobile, down-hole drilling, medical telecom and other specialty segments • Solid Aluminum (polymer) capacitors are used in applications where the lowest equivalent series resistance (ESR) is required; these include microprocessor decoupling and power supply filtering.	• Also used in industrial circuit boards and film and power electronics • Potential upside to the DC Film market from the interest in the "Internet of Things" in which increasingly more household items (power supplies / smoke detectors / thermostats) will be connected to the internet and interact with wireless handsets

NEC TOKIN Overview

- On February 1, 2013 KEMET acquired a 34% economic interest with a 51% voting interest in NEC TOKIN Corporation ("NEC TOKIN")
- NEC TOKIN manufactures tantalum and other capacitors, electro-magnetic materials, piezoelectric components, electro-mechanical devices and access devices
- Manufacturing locations in Japan, China, Vietnam, Philippines and Thailand
- In conjunction with the investment of NEC TOKIN, KEMET received two call options that, if exercised, would result in the acquisition of 100% of NEC TOKIN

- NEC TOKIN Products
  - Capacitors
    - ✓ Tantalum
    - ✓ Supercapacitors
  - Electro-magnetic materials and devices
    - ✓ Inductors, Filters, Flex Suppression Sheets
  - Piezoelectric components
  - Electro-mechanical devices
    - ✓ Signal Relays
    - ✓ Power Relays
  - Access devices

Annual Metrics	FY'14 (3/31/14)	LTM 6/30/14
Revenue	$512.1	$511.3
Gross Profit	$90.3	$98.7
Gross Margin	17.6%	19.3%



What NT does for KEMET

- What NEC TOKIN does for KEMET:
  - Expands Serviceable Available Market to approximately $8-9 billion
  - Expands product portfolio
  - Complementary geographic footprint
    - ✓ KEMET has very few manufacturing locations in Asia while this is where all of TOKIN's manufacturing is located
    - ✓ TOKIN has no manufacturing presence in North America or Europe
    - ✓ ~50% of TOKIN's sales are generated in Japan
    - ✓ ~67% of KEMET's sales are generated outside of Asia



Key:

- (red circle) KEMET Capacitors
- (yellow circle) NT EMI Power Inductors, EMI Cores, and AC Line filter
- (blue circle) NT EMD Signal & Power Relays

Large and Growing Total Addressable Market

Electronic Components KEMET CHARGED.



4.4% CAGR
$18.3
3.8%
10.4%
10.9%
22.4%
52.5%
$22.7
4.0%
10.6%
11.5%
22.0%
52.0%
FY 2014
FY 2019
Ceramic
Aluminum
Paper & Plastic Film
Tantalum
Other

Source: Paumanok Publications, Inc. Dollars in billions.

- Global appetite for higher bandwidth
- Enhanced complexity of new products
- Demand for high capacitance values
- Upgrade of global energy networks
- Development of alternative energy solutions



In the air



In your hand



On the ground



Under the ground



In space



In the cloud



In your body

Leading Market Positions and Operating Scale

Electronic Components KEMET CHARGED.

~70% of sales are from product categories where KEMET is a leader

	Tantalum	Ceramic	Film & Electrolytic
KEMET Rank & Market Share	#1 globally ~27% share	#2 in North America Top 3 vendor specialty electronics ~3% share overall	#2 globally in DC Film ~16% share in DC Film ~3% share overall.
LTM Sales (%of total)	$394mm (47%)	$243mm (29%)	$208mm (24%)
Competitive Dynamics	• More reliable than ceramic and higher capacitance • Classification as a conflict mineral, creates more volatility in raw material prices for competitors who are not vertically integrated like KEMET	• Focus on high margin specialty electronics segments of ceramic market • Specialty electronics represents 36% of ceramic sales as of Q1 FY 2015 (10% of total sales)	• Major share of the global DC film capacitor market • 44% of LTM Film & Electrolytic sales are DC (11% of total sales)

Most expansive supplier with 97% of capacitor types and most extensive global sales & distribution network

Market Data Source: WTCS and Passive Electronics Components: World Market Outlook Report, written and published by Paumanok Publications, Inc.

Broad and Diversified Product Offering

Fiscal Year 2014 Sales Summary

Electronic Components KEMET CHARGED.

- KEMET offers the most complete line of primary capacitor types, across the full spectrum of dielectric materials and technologies including tantalum, ceramic, solid and electrolytic aluminum, film and paper
- KEMET sells products into a wide range of different end markets, including industrial, telecommunications, automotive, consumer, defense and healthcare sectors, across the globe
- No single end market segment accounted for more than 30% and no single end use customer (1) accounted for more than 6% of the Company's net sales in fiscal year 2014

SEGMENT



Consumer 9%
Ind/Light 24%
Def/Med 12%
Computer 15%
Telecom 18%
Automotive 22%

CHANNEL



OEM 38%
Dist 45%
EMS 17%

REGION



APAC 34%
Americas 31%
EMEA 35%

FY 2014 Revenue: $833.7

BUSINESS GROUP



Film & Electrolytic 25%
Solid Capacitors 75%

(1) Assumes distributors represent multiple customers. A single electronics distributor accounted for more than 10% of our net sales in FY 2014.

Growth expected in all major end markets

Systems View 2013 / 2017

Electronic Components
KEMET
CHARGED.

AUTOMOTIVE
6%

INDUSTRIAL
5%

MEDICAL
4%

CONSUMER
3%

COMPUTER
3%

AEROSPACE/DEFENSE
3%

TELECOMM
3%

~4%
overall

Source: Prismark & KEMET

Tantalum Capacitors and KEMET's Competitive Advantage

Electronic Components KEMET CHARGED

Tantalum Overview

- Tantalum is well known for its reliability and offers high capacitance in a very small case size, which is indispensible in the growing area of portable electronics
- Customers in the supply chain recognize the unique nature of tantalum and are willing to pay a premium to obtain the unique capacitors
- As a conflict mineral, the ability to procure Tantalum ore and control the supply chain is key to eliminate price shocks

KEMET's Competitive Advantage

- KEMET has the ability to manufacture the majority of its tantalum powder requirements
- KEMET is the only completely vertically integrated tantalum capacitor manufacturer of any appreciable size in the world
- KEMET's strategy delivers a stable supply chain allowing the Company to be a strategic supplier to our global accounts
- KEMET control of supply chain allows for technology development based on customer and market needs



Mine provides Ore



Ore converted to KTaF



KTaF converted to Ta Powder/Wire


The Capacitance Company
KEMET
CHARGED

Ta Powder/Wire converted to Ta Capacitors

Raw Material Cost Savings-Vertical Integration

Electronic Components KEMET CHARGED.



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
Millions
Actual Q4FY14
Actual Q1FY15
Forecast Q2FY15

Vertically Integrated Tantalum Supply Chain
Kisengo Foundation

Health: New Hospital
- Open in Fall of 2014
- "Doctor training" visits
- Basic equipment



Education: New School
- Open in Fall of 2014
- Teachers
- Basic equipment



Infrastructure
- Fresh water wells
- Chlorination equipment
- Solar powered street lights
- Bridge & road construction and repair



Restructuring and Vertical Integration Summary

Electronic Components KEMET CHARGED.

Film and Electrolytic

- Creation of Lower Labor Cost Plants to support Europe and America:
  - Skopje, Macedonia for Film Capacitors
  - Evora, Portugal for Electrolytic Capacitors
- Consolidating three Italy Film plants into a single plant:
  - Monghidoro, Italy operation for Film capacitor has ceased
  - *Vergato and Sasso, Italy currently moving into Pontecchio, Italy
- Machining business unit sold in April of 2014

Solid Capacitors

- Acquisition of Blue Powder and the creation of a tantalum K-Salt facility in Matamoros, Mexico, allowed successful vertical integration of the company's tantalum supply chain which began in 2012
  - Reduced exposure to raw material price fluctuations
- The Company has shifted production to Mexico (a low cost location) in order to reduce labor costs
- Achieved $53 million in annual run rate cost savings

Restructuring mostly complete and expected to be fully completed by Q1 FY 2016 (quarter ended June 30, 2015)

LTM Adjusted EBITDA Margins


10.0%
9.5%
9.0%
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
7.4%
7.5%
7.6%
7.1%
7.2%
7.7%
8.5%
9.7%
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14



Financial Overview

Annual Financial Summary

Electronic Components KEMET CHARGED.

Revenue and Adj. EBITDA Margins



Revenue
$1,000
$800
$600
$400
$200
$0
$924
$824
$834
$844
12.7%
7.6%
8.5%
9.7%
FY2012
FY2013
FY 2014
LTM June '14

Adj. EBITDA



$120
$100
$80
$60
$40
$20
$0
$117
$63
$71
$82
FY 2012
FY 2013
FY 2014
LTM June '14

Capital Expenditures



$60
$50
$40
$30
$20
$10
$0
$49
$46
$32
$22
FY 2012
FY 2013
FY 2014
LTM June '14

CAPEX As a % of Revenue	5.3%	5.6%	3.9%	2.6%

(Adj. EBITDA – CapEx)



$80
$60
$40
$20
$0
$68
$17
$39
$60
FY 2012
FY 2013
FY 2014
LTM June '14

Notes:
Amounts shown remove effects of machining business

Quarterly Financial Summary

Electronic Components KEMET CHARGED.

Revenue



$300
$250
$200
$150
$100
$50
$0
$211
$198
$200
$202
$208
$207
$216
$213
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14

Adj. EBITDA



$25
$20
$15
$10
$5
$0
$17
$19
$13
$9
$18
$23
$21
$20
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14

Adj. LTM EBITDA Margins	7.4%	7.5%	7.6%	7.1%	7.2%	7.7%	8.5%	9.7%

Notes:
Amounts shown remove effects of machining business

Quarterly Leverage and Net Leverage Metrics

Electronic Components KEMET CHARGED.

Leverage and Net Leverage



8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
Net Leverage
Leverage
5.8x
6.2x
6.1x
6.6x
6.8x
6.4x
5.6x
4.9x
3.2x
3.6x
4.3x
5.4x
5.6x
5.3x
4.6x
4.0x
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14

Debt and Net Debt



$600
$400
$200
$0
Debt(1)
Net Debt(2)
$357
$197
$381
$217
$381
$267
$381
$312
$400
$328
$399
$329
$396
$324
$401
$332
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14

Notes:
(1) Debt is face amount net of premiums and discounts.
(2) Includes restricted cash.

Financial Highlights

Electronic Components KEMET CHARGED.

(Amounts in millions, except DSO and DPO)	Jun 2014	Mar 2014
Cash, cash equivalents and restricted cash	$ 71.6	$ 71.4
Capital expenditures	$ 5.2	$ 15.5
Short-term debt	$ 19.9	$ 7.3
Long-term debt	381.2	388.5
Debt premium	2.7	2.8
Total debt	$ 403.8	$ 398.6
Equity	$ 218.3	$ 221.9
Net working capital (1)	$ 222.4	$ 233.7
Days in receivables (DSO)(2)	43	42
Days in payables (DPO)(2)	42	37

(1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable
(2) Calculated by annualizing the current quarter's Net sales and Cost of sales

KEMET and NEC Sign Amendment to Option Agreement

Electronic Components KEMET CHARGED.

- Call Option:
  - KEMET has the option to call its shares in NEC TOKIN now through April 30, 2015
  - Option price will be determined by the greater of (i) 6x LTM EBITDA of NEC TOKIN less $50mm already paid to purchase initial stake less unfunded and unreserved pension liabilities or (ii) a minimum net purchase will be equal to the outstanding NEC TOKIN debt ($251mm as of 6/30/14) reducing the intercompany debt to zero after the acquisition.
- Put Option:
  - The amendment delays the date when NEC can require KEMET to purchase all of the outstanding shares of NEC TOKIN common stock by a minimum of eight months until April 1, 2015, and in the event that KEMET issues new debt securities to refinance its outstanding 10½% senior notes due 2018 prior to NEC's delivery of its notification to exercise the Put Option, then the earliest date on which NEC may exercise the Put Option is further extended beyond the scheduled maturity date or redemption in full of such new debt securities, but in any event not beyond November 1, 2019.
  - Put value of NEC's share is determined by the same calculation as the call option
  - Under the put option NEC would be required to finance the current intercompany debt in place upon putting to KEMET
  - NEC Tokin debt will remain non-recourse to KEMET Corporation and its subsidiaries with the exception of the newly acquired NEC TOKIN subsidiary
  - Expires on October 31, 2023

Q2 Update

Electronic Components KEMET CHARGED.

- On September 22, 2014, Kemet confirmed prior guidance for the quarter ending September 30, 2014. KEMET confirmed that for the upcoming quarter it currently expects:
  - Revenues to be in the range of $206 to $212 million,
  - Adjusted operating gross margins are currently expected to improve over the June 30, 2014 quarter by 100 to 200 basis points
- Adjusted EBITDA on the basis of the above estimated revenue and margin improvement is a range of approximately $21 - $24 million, after giving effect to certain one time adjustments that are similar to prior fiscal quarters[1], compared with Adjusted EBITDA of $17.8 million for the prior comparable quarter ended September 30, 2013 and Adjusted EBITDA of $20.3 million for the quarter ended June 30, 2014

(1) Adjustments to EBITDA include, among others, one-time adjustments for restructuring and plant setup costs, one-time gains / losses and non-cash items.

Summary Investment Highlights

Electronic Components
KEMET
CHARGED.

- Large and Growing Total Addressable Market
- Leading Market Positions and Operating Scale
- Strong Customer Relationships
- Broad and Diversified Product Offering
- Vertically Integrated Tantalum Supply Chain
- Global Reach and Low Cost Production Base
- Experienced Management Team
- Cost Rationalization Drives Margin Improvement

Thank you.

Questions?

Product Overview

Electronic Components KEMET CHARGED.

	Solid Capacitor Business Group Tantalum & Ceramics Product Lines	Film & Electrolytic Business Group
LTM Sales (%)	$637mm (75%)	$208mm (25%)
Market Segment / Selected Application Detail	• Computer – Microprocessor Decoupling • Telecommunications – Transceiver Cards • Mobile Phones – Audio & Battery Backup • Gaming – Processor Decoupling • LCD TV – Video Converter • Automotive – Engine Control/Safety • Military/Aerospace – Avionics/Comm.	• Industrial – Motor Start & Drives • Automotive – HID Lighting/Engine Ctrl • Renewable Energy – Power Inverters • Industrial – Power Factor Correction • Consumer/Industrial – Power Supplies
Market Demand	• **Tantalum:** high reliability and high capacitance. (Tablets / laptops and high reliability applications) • **Ceramic**: smaller capacitance and smaller sizes - Focus on higher margin specialty segments (defense, aerospace automobile, downhole drilling, medical telecom)	• **DC Film:** More household items (power supplies / smoke detectors / thermostats) connected to the internet and interact with wireless handsets - "Internet of Things"



Appendix

Capacitor Consumption Value Forecasts By World Region

Electronic Components KEMET CHARGED

FY 2009 – FY 2019


($bn)
$25
$20
$15
$10
$5
$0
12.0%
15.0%
16.0%
57.0%
11.8%
14.9%
13.8%
59.5%
10.9%
13.6%
12.6%
62.9%
FY 2009
FY 2014
FY 2019
China & SE Asia
Japan
Europe
Americas & ROW

Source: Paumanok Publications, Inc.

Adjusted EBITDA Reconciliation

Electronic Components
KEMET
CHARGED.

(Amounts in thousands)	For the Years Ended March 31, 2012	2013	2014	Three Months Ended June 30, 2013	June 30, 2014	Last Twelve Months Jun-14
GAAP						
Net income (loss)	$ 6,692	$ (82,182)	$ (68,503)	$ (35,140)	$ (3,540)	$ (36,903)
Depreciation and amortization	43,401	45,158	49,527	13,639	10,797	46,685
Interest expense, net	28,392	41,192	40,767	9,870	10,453	41,350
Income tax expense	1,076	3,281	1,482	1,816	1,282	948
EBITDA	79,561	7,449	23,273	(9,815)	18,992	52,080
Excluding the following items (Non-GAAP)						
Restructuring charges	14,254	18,719	14,122	4,610	1,830	11,342
Write down of long-lived assets	15,786	7,582	4,476	-	-	4,476
ERP integration costs	7,128	7,398	3,880	978	895	3,797
(Income) loss from discontinued operations	(9,042)	3,670	3,634	1,510	(6,943)	(4,819)
Plant start-up costs	3,332	6,122	3,336	1,132	1,647	3,851
Stock-based compensation	3,011	4,599	2,909	969	994	2,934
Plant shut-down costs	-	-	2,668	-	889	3,557
NEC TOKIN investment related expenses	1,476	4,581	2,299	1,308	580	1,571
Infrastructure tax	-	-	1,079	-	-	1,079
Goodwill impairment	-	1,092	-	-	-	-
Equity loss from NEC TOKIN	-	1,254	7,090	3,377	1,675	5,388
Net curtailment and settlement gain on benefit	-	266	-	-	-	-
Loss (gain) on sales and disposals of assets	318	18	32	-	365	397
Net foreign exchange (gain) loss	919	(28)	(304)	(577)	527	800
Registration related fees	281	20	-	-	-	-
Long-term receivable write down	-	-	1,444	1,444	-	-
Change in value of NEC Tokin options	-	-	(3,111)	-	(4,100)	(7,211)
Inventory write down	-	-	3,886	3,886	-	-
Inventory revaluation	-	-	-	-	2,676	2,676
Adjusted EBITDA	$ 117,024	$ 62,742	$ 70,713	$ 8,822	$ 20,027	$ 81,918

Adjusted EBITDA Reconciliation

Electronic Components
KEMET
CHARGED.

(Amounts in thousands)	June 30, 2012	Sep 30, 2012	Dec 31, 2012	Three months ended Mar 31, 2013	June 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014
GAAP								
Net income (loss)	$ (17,753)	$ (24,921)	$ (14,258)	$ (25,250)	$ (35,140)	$ (13,096)	$ (5,820)	$ (14,447)
Depreciation and amortization	11,557	11,426	10,405	11,770	13,639	11,951	11,762	12,175
Interest expense, net	10,426	10,110	10,193	10,463	9,870	9,897	10,342	10,658
Income tax expense	1,736	1,657	611	(723)	1,816	1,444	1,033	(2,811)
EBITDA	5,966	(1,728)	6,951	(3,740)	(9,815)	10,196	17,317	5,575
Excluding the following items (Non-GAAP)								
Restructuring charges	1,264	8,522	3,886	5,047	4,610	1,364	2,194	5,954
Write down of long-lived assets	-	4,234	3,084	264	-	-	3,358	1,118
ERP integration costs	1,601	2,018	1,375	2,404	978	1,071	994	837
(Income) loss from discontinued operations	(243)	1,278	1,088	1,547	1,510	1,151	1,076	(103)
Plant start-up costs	1,361	1,930	1,524	1,307	1,132	1,050	485	669
Stock-based compensation	1,264	1,242	1,078	1,015	969	659	702	579
Plant shut-down costs	-	-	-	-	-	-	-	2,668
NEC TOKIN investment related expenses	542	866	164	3,009	1,308	124	249	618
Infrastructure tax	-	-	-	-	-	-	-	1,079
Goodwill impairment	-	1,092	-	-	-	-	-	-
Equity loss from NEC TOKIN	-	-	-	1,254	3,377	1,243	(1,657)	4,127
Net curtailment and settlement gain on benefit	-	(1,675)	587	1,354	-	-	-	-
Loss (gain) on sales and disposals of assets	104	(31)	(196)	141	-	42	29	(39)
Net foreign exchange (gain) loss	1,789	(442)	(464)	(911)	(577)	515	207	(449)
Registration related fees	20	-	-	-	-	-	-	-
Long-term receivable write down	-	-	-	-	1,444	-	-	-
Change in value of NEC Tokin options	-	-	-	-	-	382	(1,716)	(1,777)
Inventory write down	-	-	-	-	3,886	-	-	-
Adjusted EBITDA	$ 13,668	$ 17,306	$ 19,077	$ 12,691	$ 8,822	$ 17,797	$ 23,238	$ 20,856

Adjusted EBITDA Reconciliation

Electronic Components KEMET CHARGED.

(Amounts in thousands)	Three Months Ended Dec 31, 2011	Three Months Ended Mar 31, 2012
GAAP		
Net income (loss)	$ (27,771)	$ (11,704)
Depreciation and amortization	10,242	10,740
Interest expense, net	6,974	6,680
Income tax expense	2,012	(4,152)
EBITDA	(8,543)	1,564
Excluding the following items (Non-GAAP)		
Restructuring charges	10,748	876
Write down of long-lived assets	15,786	-
ERP integration costs	1,635	2,636
(Income) loss from discontinued operations	(498)	2,092
Plant start-up costs	666	2,190
Stock-based compensation	(797)	1,697
NEC TOKIN investment related expenses	-	866
Loss on sales and disposals of assets	9	226
Net foreign exchange (gain) loss	303	(652)
Adjusted EBITDA	**$ 19,309**	**$ 11,495**